BlackRock Liquidity Funds

TempFund

TempCash

FedFund

T-Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated August 8, 2014 to the Prospectuses for

Administration Shares

Cash Management Shares

Cash Reserve Shares

Dollar Shares

Institutional Shares

of each Fund dated February 28, 2014

Effective immediately, the following changes are made to the Funds’ Prospectuses:

The * footnote under the chart in the section in the Prospectus captioned “Account Information — Purchase of Shares” is hereby deleted and replaced in its entirety with the following:

*Purchase orders for shares of TempFund, TempCash, FedFund and T-Fund placed after 4:15 p.m. Eastern time may only be transmitted by telephone. The Funds reserve the right to limit the amount of such orders or to reject an order for any reason.

The * footnote under the chart in the section in the Prospectus captioned “Account Information — Redemption of Shares” is hereby deleted and replaced in its entirety with the following:

*Redemption orders for shares of TempFund, TempCash, FedFund and T-Fund placed after 4:15 p.m. Eastern time may only be transmitted by telephone. Shareholders placing orders through a Service Organization are responsible for making certain that their Service Organization communicates the order to the Funds’ office no later than the stated deadline. The Funds reserve the right to limit the amount of such orders that will be paid on the same day.

Shareholders should retain this Supplement for future reference.